2Q14 Earnings Presentation July 28, 2014 NASDAQ: NTLS Exhibit 99.2

Presentation of Financial and Other Important Information

USE OF NON-GAAP FINANCIAL MEASURES
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles (“GAAP”). These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because NTELOS believes they provide relevant and useful information to investors. NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth. NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs. Adjusted EBITDA is defined as net income attributable to NTELOS Holdings Corp. before interest, income taxes, depreciation and amortization, accretion of asset retirement obligations, deferred SNA revenue, gain/loss on derivatives, net income attributable to non-controlling interests, other expenses/income, equity based compensation charges, business separation charges, certain employee separation charges, gain/loss on sale of assets, secondary offering costs and net loss from discontinued operations and costs related to the separation of the wireless and wireline companies.
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words “anticipates,” “believes,” “expects,” “intends,” “plans,” “estimates,”
“targets,” “projects,” “should,” “may,” “will” and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.  Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to:  our ability to attract and retain retail subscribers to our services; our dependence on our strategic relationship with Sprint Corporation (“Sprint”); a potential increase in roaming rates and wireless handset subsidy costs; rapid development and intense competition in the telecommunications industry; our ability to finance, design, construct and realize the benefits of any planned network technology upgrade; our ability to acquire or gain access to additional spectrum; the potential to experience a high rate of customer turnover;
the potential for competitors to build networks in our markets; cash and capital requirements; operating and financial restrictions imposed by our credit agreement; adverse economic conditions; federal and state regulatory fees, requirements and developments; loss of ability to use our current cell sites; our continued reliance on indirect channels of retail distribution; our reliance on certain suppliers and vendors; and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our most recent Annual Report filed on Form 10-K.

Agenda 3 Michael Huber, Chairman Steb Chandor, Chief Financial Officer Financial and Operational Highlights Guidance Review Q&A Session Management Transition Update

Rod will be nTelos’s principal executive officer and have responsibility for day-to-day operations
Michael Huber, Chairman of the nTelos Board of Directors, will assume oversight of strategic relationships and external communications, including with investors
Management Transition
4
Effective July 28, 2014, Jim Hyde resigned as President & CEO, and from Board of Directors
Rod Dir, currently an nTelos Director, will assume the role of President and COO
Three decades of wireless and telecommunications experience
Former COO of Cincinnati Bell

Strategic Objectives

Implementing our
strategic
relationship with
Sprint to enhance
nTelos’s operations
Strengthening our
retail sales
performance
Improving our
processes and
becoming more
efficient
Increasing the
strategic relevance
of our assets

Select Second Quarter Developments 6 Renewal of Sprint agreement Postpay subscriber growth continues while prepay weakens Retail wireless environment increasingly competitive 4G LTE roll out continues

Provides access to Sprint’s 800 MHz/1.9 GHz/2.5 GHz spectrum and vendor relationships
Solidifies Sprint relationship through 2022 and allows for additional collaboration
Extended SNA Agreement – Beneficial Impact
Contributes significant and recurring wholesale revenues to nTelos
Attracts high-value customers by facilitating a robust LTE experience in SNA territory
Provides 4G LTE nationwide roaming for nTelos retail customers

Retail Growth Drivers Going Forward 8 nPower 2.0 Equipment Installment Plan (EIP) 4G LTE roll out Prepay plan rate resets Prices as of July 28, 2014

Operating Revenue Remains Steady 9 millions -2% 2Q14 revenue decreased 2% from 2Q13 to $117.8 million $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 2Q 2013 2Q 2014 Retail Wholesale & Other

Retail Revenue Remains Stable

millions
+1%
2Q14 retail revenue decreased 2% sequentially and increased 1% from 2Q13 to $79.5 million
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
$80.0
$90.0
2Q 2013 2Q 2014

Wholesale/Other Revenue Impacted By SNA Rate Reset

millions
-8%
2Q14 wholesale/other revenue decreased 8% from 2Q13 to $38.3 million
2Q14 billed SNA revenue decreased 3% from 1Q14 to $38.0 million (reconciliation provided in earnings release)
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
$40.0
$45.0
2Q 2013 2Q 2014

Total Subscribers

+1%
Subscribers up 1% year-over-year to approximately 458,100
1 Reflects reduction of 2,100 postpay and 8,200 prepay subscribers from Company-initiated terminations and changes in business rules
As of June 30, 2014, postpay subscribers made up 67% of subscriber base
1
0
50,000
100,000
150,000
200,000
250,000
300,000
350,000
400,000
450,000
500,000
2Q 2013
Prepaid
Subscribers
Postpaid
Subscribers
2Q 2014

Subscribers – Net Addition Trend

Tenth consecutive quarter of positive net adds
6,800
3,500
5,500
9,300
11,400
3,800
2,300
7,500
3,400
400
0
2,000
4,000
6,000
8,000
10,000
12,000
1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014

Average Revenue Per Account (ARPA)

ARPA
Subscribers Per Account
2Q14 ARPA up 3% year-over-year to $137.20
2Q14 postpay subscribers per account of 2.2
+3%
$133.34 $136.90 $136.88 $137.47
$137.20
2.0
2.1
2.2
2.3
$0.00
$20.00
$40.00
$60.00
$80.00
$100.00
$120.00
$140.00
$160.00
2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014
Subscribers Per Account

Operational Expenses

($ in millions)
2Q14 2Q13
Cost of sales and services $47.4 $42.6
Customer operations $31.3 $30.0
Corporate operations $9.2 $7.8
Depreciation & Amortization $19.9 $20.4
Gain on Sale of Intangible Assets - ($4.4)
$107.9 $96.3
Increase of 12% (or 7% excluding the 2013 one-time gain) driven by higher retention and network costs

Adjusted EBITDA

millions
Recent EBITDA performance reflects:
Increased network expense associated with LTE upgrade
Increased retention expense driven by upgrades
Steady overall revenues
$41
$46
$27
$34
$34
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
$50
2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014

Capital Investment

millions
Catalysts:
2011-2012 Cell site expansion
2013-2014 Initial LTE deployment
Status:
1,445 cell sites as of June 30, 2014
LTE network covers over 2.8 million POPs
$52
$58
$72
$81
$44
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
FY 2010 FY 2011 FY 2012 FY 2013 YTD 2014

Capitalization Overview ($ in millions) June 30, 2014 Cash, unrestricted $108.3 Total Debt $527.8 Net Debt $419.5 LTM Adjusted EBITDA $140.6 Secured Term Loan $526.9 Net Debt Leverage 3.0x 18

Guidance (as of July 28, 2014) 19 For the year ended December 31, 2014 (unchanged): Adjusted EBITDA of $128 - $135 million CapEx of $110 - $120 million

Summary

Implementing our
strategic
relationship with
Sprint to enhance
nTelos’s operations
Strengthening our
retail sales
performance
Improving our
processes and
becoming more
efficient
Increasing the
strategic relevance
of our assets

Questions & Answers

Appendix

Adjusted EBITDA Reconciliation

NTELOS Holdings Corp.
Reconciliation of Net Income Attributable to NTELOS Holdings Corp. to Adjusted EBITDA
(In thousands)
2Q14 1Q14 4Q13 3Q13 2Q13
Net Income Attributable to NTELOS Holdings Corp. 484 $                       1,286 $                    (784) $                      10,583 $                  9,386 $
Net income attributable to noncontrolling interests 373 436 403 588 541
Net Income 857 1,722 (381) 11,171 9,927
Interest expense 8,315 7,959 7,504 7,480 7,398
Income taxes 640 1,110 80 8,340 6,380
Other expense (income), net 92 1,072 161 431 (151)
Operating income 9,904 11,863 7,364 27,422 23,554
Depreciation and amortization     19,929 19,067 17,486 16,559 20,443
Gain on sale of intangible assets - - - - (4,442)
Accretion of asset retirement obligations 331 315 171 135 173
Equity-based compensation 1,283 1,311 1,330 1,442 1,460
SNA Straight Line Adjustment 2,043
1
- - - -
Other 874
2
1,367
3
375
4
-
-
Adjusted EBITDA
34,364 $                  33,923 $                   26,726 $                   45,558
$
41,188 $
See Form 8-K filed with the SEC on March 18, 2014 for additional information.
4
4Q13 $0.4 million related to secondary offering cost.
3
2014 includes $1.4 million charge related to certain employee separation expenses.
1
Adjustment for impact of recognizing a portion of the billed SNA contract on a straight line basis
2
2Q 2014 includes $0.9 million legal costs related to new Sprint agreement.

ARPA Reconciliation

ARPA Reconciliation - Postpay
Average Monthly Revenue per Account (ARPA) ¹ 2Q14 1Q14 4Q13 3Q13 2Q13 FY 2013 FY 2012
(In thousands, except for accounts and ARPA)
Operating revenues 117,795 $    122,082 $    121,766 $    130,912 $    119,859 $    491,882 $  453,989 $
Less: prepay service revenues (16,206)        (16,960)        (16,956)        (16,478)        (16,182)        (65,300)       (58,036)
Less: equipment revenues
(6,560)           (7,491)           (6,573)           (6,541)           (5,499)           (25,251)       (30,078)
Less: wholesale and other adjustments
(37,900)        (40,018)        (40,525)        (50,142)        (41,179)        (172,764)    (165,765)
Postpay service revenues
57,129 $      57,613 $      57,712 $      57,751 $      56,999 $      228,567 $  200,110 $
Average number of postpay accounts
138,800       139,700       140,500       140,600       142,500       141,700      141,700
Postpay ARPA
137.20 $      137.47 $      136.88 $      136.90 $      133.34 $      134.43 $     117.65 $
¹
Average monthly revenue per account (ARPA) is computed by dividing postpay service revenues per period by the average number of postpay accounts during that period. As defined, ARPA may not be similar to ARPA measures of other companies, is not a measurement under GAAP and should be considered in addition to, but not as a substitute for, the information contained in the Company’s consolidated Income
Statement. The Company closely monitors the effects of new rate plans and service offerings on ARPA in order to determine their effectiveness. ARPA provides management useful information concerning the appeal of NTELOS rate plans and service offerings and the
Company’s performance in attracting and retaining high-value customers.

2Q14 Earnings Presentation July 28, 2014 NASDAQ: NTLS